Employee Benefit Plans - Effects of One Percentage-Point Change in Assumed Health Care Cost Trend Rates (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 27, 2014	Dec. 28, 2013
Compensation and Retirement Disclosure [Abstract]
Total service cost and interest cost components, Increase	$ 39	$ 66
APBO, Increase	1,333	1,251
Total service cost and interest cost components, Decrease	(34)	(55)
APBO, Decrease	$ (1,136)	$ (1,073)